UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2026
AirSculpt Technologies, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40973 (Commission File Number)	87-1471855 (IRS Employer Identification No.)

1111 Lincoln Road, Suite 802 Miami Beach, Florida		33139
(Address of Principal Executive Offices)		(Zip Code)
(786) 709-9690
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, $0.001 par value per share	AIRS	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

AirSculpt Technologies, Inc. (the “Company”) is filing this Amendment on Form 8-K/A (this “Amendment”) to its Press Release announcing results for the twelve months ended December 31, 2025, originally filed with the Securities and
Exchange Commission (the “SEC”) on April 2, 2026 (the “Original Filing”), to correct errors in the presentation of certain non-GAAP financial measures.

Specifically, the Company determined that a one-time non-cash adjustment related to the closure of its London facility was inaccurate in the calculation of Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted Net (Loss)/Income in the tables presented in the MD&A section of the Original Filing for the three and twelve months ended December 31, 2025. This error resulted in an overstatement of Adjusted EBITDA and Adjusted Net (Loss)/Income of approximately $2.6 million, and an overstatement of Adjusted EBITDA Margin of approximately 7.8% and 1.7% for the three and twelve months ended December 31, 2025, respectively. Additionally, there was an adjustment related to the tax effect of adjustments within the Adjusted Net (Loss)/Income which overstated Adjusted Net (Loss)/Income by $2.7 million, resulting in a $0.1 million net overstatement for the three and twelve months ended December 31, 2025, respectively.

The Company has corrected the presentation of these non-GAAP financial measures in this Amendment. These errors did not impact the Company’s Selected Consolidated Financial Data, which were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Additionally, the Company notes there is no impact to the 2026 forward-looking guidance.

Item 2.02 Results of Operations and Financial Condition.
On April 2, 2026 , AirSculpt Technologies, Inc. (the “Company”) issued a press release announcing results for the twelve months ended December 31, 2025. A copy of the press release is attached hereto as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
The Company makes reference to non-GAAP financial measures in the attached press release and a reconciliation of such non-GAAP financial measures to the most directly comparable GAAP financial measures is provided therein.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Press release dated April 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2026

AirSculpt Technologies, Inc.

	By:	/s/ Michael Arthur
Name: Michael Arthur
Title: Chief Financial Officer
[Signature Page to the Form 8-K]